Cell Source Limited

Introduction to Pro-forma Condensed

Combined Financial Statements

(Unaudited)

The following unaudited pro-forma condensed combined financial statements give effect to the merger between Cell Source Limited   (“Cell Source”) and Ticket to See, Inc. (“Ticket to See”) and certain other transactions that Cell Source and Ticket to See completed.

On June 30, 2014, Cell Source consummated a share exchange transaction with Ticket to See whereby 100% of the issued and outstanding shares of common stock of Cell Source were exchanged for 18,245,923 shares of common stock of Ticket to See, a publicly traded company with no operations. As a result of the share exchange, the former stockholders of Cell Source became the controlling stockholders of Ticket to See owning 78.5% of Ticket to See’s outstanding common shares upon completion of the share exchange. Accordingly, the share exchange of Cell Source and Ticket to See is a reverse merger that has been accounted for as a recapitalization of Cell Source. The historical financial statements of Cell Source, which is the business that survived the merger, will be presented as the historical financial statements of the combined reporting entity. The unaudited pro-forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro-forma condensed combined financial statements.

The unaudited pro-forma condensed combined balance sheet of Ticket to See as of March 31, 2014 and  Cell Source as of March 31, 2014 gives pro-forma effect to (i) the reverse merger and recapitalization of Cell Source, (ii) elimination of note payable-related party, (iii) reclassification of 2,000,000 detachable warrants of Ticket to See to derivative liability (iv) certain other transactions completed at the time of the share exchange as if Ticket to See and Cell Source completed such transactions as of the beginning of all periods presented.

The unaudited pro-forma condensed combined statements of operations of Cell Source and Ticket to See for their combined (i) reporting years, and (ii) most recent combined interim reporting period give, effect to the share exchange as if it had occurred as of the beginning of the periods presented.

The unaudited pro-forma financial information is presented for illustrative purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro-forma condensed combined financial statements. The unaudited pro-forma condensed combined balance sheet and condensed combined statements of operations should be read in conjunction with the separate historical financial statements of Ticket to See, as filed with the Securities and Exchange Commission and issued in the Form 10-K for the year ended December 31, 2013 filed on March 25, 2014, and in the Form 10-Q for the three months ended March 31, 2014 filed on April 25, 2014, and the historical financial statements of Cell Source, appearing elsewhere herein.  These unaudited pro-forma condensed combined financial statements may not be indicative of what would have occurred had the Merger been consummated on the indicated dates and should not be relied upon as an indication of future results of operations.

Ticket To See Inc and Cell Source Limited

Pro Forma Condensed Combined Balance Sheet

March 31, 2014

(Unaudited)

	Ticket To See Inc.	Cell Source Limited
	31-Mar-13	31-Mar-13			Consolidated
	Balance Sheet	Balance Sheet	Pro Forma Adjustments		Total
Assets	A	B
Cash	2,152	936,086	(2,152	)G	936,086
Prepaid Expenses	0	96,150			96,150
Other Assets	0	143,686			143,686
Total Assets	2,152	1,175,922	(2,152)		1,175,922

Laibilities
Accounts Payable and Accrued Expenses	1,625	167,052	(1,625	)H	167,052
Note Payable - Related Party	1,099	0	(1,099	)C	0
Derivative Liabilities	0	1,376,500	733,800	D	2,110,300
Tota Liabilities	2,724	1,543,552	731,076		2,277,352

Stockholders' Deficit
Common Shares, $.01 par value	7,500	171,522	(155,776	)E	23,246
Additional paid-in capital	34,500	4,222,101	(733,800	)D	3,636,577
			1,099	C
			1,625	H
			(42,572	)F
			(2,152	)G
			155,776	E
Accumulated Deficit	(42,572)	(4,761,253)	42,572	F	(4,761,253)

Total Stockholders' Deficit	(572)	(367,630)	(733,228)		(1,101,430)

Total Liabilities and Stockholders’ Deficit	2,152	1,175,922			1,175,922

Notes to Unaudited Pro-forma Balance Sheet of Ticket to See Inc. and Cell Source Limited as os March 31, 2014

A	Derived from unaudited balance sheet of Ticket to See as of March 31, 2014
B	Derived from unaudited balance sheet of Cell Source as of March 31, 2014
C	Elimination of note payable - related party
D	Reflects reclassification of 2,000,000 Ticket to See Inc's detachable warrants to derivative liability
E	Reflect adjustment for par value at $.001 for the outstanding shares in connection with the recapitalization of Cell Source
F	Reflects the elimination of Ticket to See accumulated deficit in connection of recapitalization of Cell Source
G	Elimination of cash of Ticket to See
H	Elimination of accounts payable and accrued expenses of Ticket to See

I	Issued and outstanding shares of Cell Source as of March 31, 2014	17,152,185
	Issued and outstanding shares of Ticker to See as of March 31, 2014	7,500,000
	Shares of Ticket to See cancelled prior to the share exchange	(2,500,000)
	Shares of Cell Source issued subsequent to March 31, 2014	1,093,666
	Total Shares Outstanding on the date of the share exchange	23,245,851

Ticket To See Inc and Cell Source Limited

Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2013

(Unaudited)

	Ticket To See Inc.	Cell Source Limited			Consolidated
	2013	2013	Adjustments		Total
	A	B
Revenues	0	0			0

Operating Expenses
General and Administrative	(1,268)	(319,857)	1,268	C	(319,857)
Research and Development		(1,135,513)	0		(1,135,513)
Professional Fees	(24,359)	0	24,359	D	0
Total Operating Expenses	(25,627)	(1,455,370)	25,627		(1,455,370)
					0
Operating Loss	(25,627)	(1,455,370)	25,627		(1,455,370)
					0
Interest Expense	0	(681,780)	0		(681,780)
Change in Fair Value of Derivative Liability	0	353,500	0		353,500
Net Loss	(25,627)	(1,783,650)	25,627		(1,783,650)

Loss Per Share - Basic and Diluted	$0.00	$(0.14)			$(0.10)

Weighted Average Number of Shares Outstanding	5,896,466	13,168,636			18,168,636	E

Notes to Unaudited Pro-forma Statement of Operationsof Ticket to See Inc. and Cell Source Limited for the year ended December 31, 2013

A	Derived from audited statement of operations of Ticket to See Inc. for the year ended December 31, 2013
B	Derived from the audited statement of operations of Cell Source Limited for the year ended December 31, 2013
C	Reflect the elimination of Ticket to See Inc's historical operating results as Cell Source Limited is the business entity that survives the merger.
D	The pro-forma combined weighted average number of common shares outstanding was calculated as follows:
E	Historical weighted average number of common shares Cell Source effectuated for the share exchange

1	Cell Source Limited shares outstanding prior to the merger	13,168,636
2	Issued and Outstanding Shares of Ticket to See prior to the share exchange	7,500,000
3	Shares of Ticket to See cancelled prior to the share exchange	(2,500,000)
	Total weighted average number of common shares outstanding	18,168,636

Ticket To See Inc and Cell Source Limited

Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2014

(Unaudited)

	Ticket To See Inc.	Cell Source Limited			Consolidated
	31-Mar-14	31-Mar-14	Adjustments		Total
	A	B
Revenues	0	0			0

Operating Expenses
General and Administrative	(292)	(235,967)	292	C	(235,967)
Research and Development		(536,775)			(536,775)
Professional Fees	(11,606)	0	11,606	D	0
Total Operating Expenses	(11,898)	(772,742)	11,898		(772,742)

Operating Loss	(11,898)	(772,742)	11,898		(772,742)
					0
Change in Fair Value of Derivative Liability	0	(47,500)			(47,500)
Net Loss	(11,898)	(820,242)	11,898		(820,242)

Loss Per Share - Basic and Diluted	$0.00	$(0.05)			$(0.04)

Weighted Average Number of Shares Outstanding	7,500,000	17,304,524			22,304,524

Notes to Unaudited Pro-forma Statement of Operations of Ticket to See Inc. and Cell Source Limited for the three months ended March 31, 2013

A	Derived from audited statement of operations of Ticket to See Inc. for the year ended December 31, 2013
B	Derived from the audited statement of operations of Cell Source Limited for the year ended December 31, 2013
C	Reflect the elimination of Ticket to See Inc's historical operating results as Cell Source Limited is the business entity that survives the merger.
D	The pro-forma combined weighted average number of common shares outstanding was calculated as follows:
E	Historical weighted average number of common shares Cell Source effectuated for the share exchange

1	Cell Source Limited shares outstanding prior to the merger	17,304,524
2	Issued and Outstanding Shares of Ticket to See prior to the share exchange	7,500,000
3	Shares of Ticket to See cancelled prior to the share exchange	(2,500,000)
	Total weighted average number of common shares outstanding	22,304,524